EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mazen Hleiss, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Utalk Communications, Inc. Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Utalk Communications, Inc.


Date: August 8, 2008
                                   /s/ Mazen Hleiss
                                   ---------------------------------------------
                            Name:  Mazen Hleiss
                            Title: Mazen Hleiss, President, Secretary, Treasurer
                                   and Director (Principal Executive Officer,
                                   Principal Financial Officer and Principal
                                   Accounting Officer)